UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 4, 2008 (February 29, 2008)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State or other jurisdiction of	(Commission File Number.)	(IRS Employer Identification No.)
incorporation or organization)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People’s Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-3897
Registrant’s Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On February 29, 2008, the common stock of China Biologic Products, Inc. (the "Company") was approved for quotation on the Over-the-Counter Bulletin Board maintained by the Financial Industry Regulatory Authority (FINRA). The Company’s common stock will be quoted on the Over-the-Counter Bulletin Board under the new symbol CBPO.OB. A copy of the Company’s press release announcing the event is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: March 4, 2008	/s/ Stanley Wong
Stanley Wong
President and Chief Executive Officer

Exhibit Index

Number	Description

99.1	Press Release